Rule 497(e)

Registration No. 002-23727

The GAMCO Mathers Fund (the “Fund”)

Supplement dated May 30, 2013, to the Class AAA Statement of Additional Information

(“SAI”) dated April 30, 2013

On May 30, 2013, the Fund’s Board of Trustees approved a change in the Fund’s non-fundamental policy relating to short sales. Effective immediately, non-fundamental restriction 8 in the “Non-Fundamental Policies” sub-section in the “Investment Restrictions” section is replaced with the following:

8.	(i) Sell any securities short if immediately thereafter the market value of all securities sold short by the Fund would exceed 75% of the value of the Fund’s net assets, or (ii) sell securities of any single issuer short if immediately thereafter the market value of the securities of that issuer that have been sold short by the Fund would exceed 5% of the Fund’s net assets or if the securities sold short would constitute more than 3% of a class of the issuer’s outstanding securities.

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Please retain this Supplement with your SAI for future reference